UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

WEBTOON Entertainment Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42144	81-3830533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Pacific Coast Highway Suite 2300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (323) 424-3795
5700 Wilshire Blvd., Suite 220, Los Angeles, CA, 90036
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WBTN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 3, 2026, WEBTOON Entertainment Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, holders of 128,189,361 shares of common stock of the Company, representing approximately 95.2% of the voting power of the shares of common stock of the Company as of the close of business on April 10, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business, were present in person or by proxy. The following matters, as described more fully in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2026, were voted on by the stockholders at the Annual Meeting:
Proposal 1 - Election of Directors
The stockholders elected each of the three nominees named below as Class II directors to serve until the 2029 Annual Meeting and until their successors are duly elected and qualified. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Namsun Kim	114,966,850	12,146,672	1,075,839
Jun Masuda	113,666,847	13,446,675	1,075,839
Isabelle Winkles	126,835,509	278,013	1,075,839
Proposal 2 - Advisory Vote on the Compensation of Our Named Executive Officers
The stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
127,064,456	46,916	2,150	1,075,839
Proposal 3 - Ratification of the Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Samil PricewaterhouseCoopers as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Votes Abstain
128,182,191	5,223	1,947

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

Date:	June 4, 2026	By:	/s/ David J. Lee
		Name:	David J. Lee

		Title:	Chief Financial Officer